SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement     [ ]Confidential, for Use of the Commission
[X]   Definitive Proxy Statement         Only (as Permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                 Imergent, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box).
[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.
        (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set for the amount on which the filing fee is calculated and state how it was determined,
       -------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
        (5) Total fee paid:
__________________________________________________________

[ ] Fee paid previously with preliminary materials..

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.
        1) Amount Previously paid:
        ------------------------------------------------------------------------
        2) Form, Schedule or Registration Statement No.:
       -------------------------------------------------------------------------
        3) Filing Party:
       -------------------------------------------------------------------------
        4) Date Filed:
       -------------------------------------------------------------------------
Notes:

                                 Imergent, Inc.
                           754 East Technology Avenue
                                Orem, Utah 84097


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 3, 2003


         The annual meeting of the stockholders of Imergent, Inc. will be held at 754 East Technology Avenue, Orem, Utah on December 3, 2003 at 12:00 p.m., local time.

         The purpose of the meeting is to consider, discuss, vote and act upon the following proposals:

     o To elect three (3) Class II directors for a term of two years, expiring at our annual meeting of stockholders to be held for our fiscal year 2005 or until each of their respective successors has been duly elected and qualified;

     o To consider and act upon a proposal to ratify an amendment to our 1998 Stock Option Plan for Senior Executives;

     o To consider and act upon a proposal to ratify an amendment to our 1999 Stock Option Plan For Non-Executives;

     o    To consider and act upon our 2003 Equity Incentive Plan;

     o To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending June 30, 2004; and

     o To transact such other business as may properly come before the meeting, or any postponement of the meeting.

         The items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on October 27, 2003 may vote at the meeting or any adjournment or postponement of the meeting.

         Your vote is important. Please complete, sign, date and return your proxy card in the enclosed envelope promptly.


                                      By order of the Board of Directors,

                                      By:    /s/   Frank C. Heyman
                                                   Frank C. Heyman, Secretary

October 29, 2003

THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF OUR PRESENT STOCKHOLDERS. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL NOR A SOLICITATION OF OFFERS TO BUY OR SELL ANY SECURITY.

                                 Imergent, Inc.
                           754 East Technology Avenue
                                Orem, Utah 84097
                              ---------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           To be held December 3, 2003
                              ---------------------

                     SOLICITATION AND REVOCABILITY OF PROXY

General

         We are furnishing you this statement in connection with the solicitation by our Board of Directors of proxies to be voted at an annual meeting of stockholders that our Board of Directors has called for December 3, 2003 at 754 East Technology Avenue, Orem, Utah at 12:00 p.m. local time, and at any and all postponements or adjournments thereof. This proxy statement and the enclosed form of proxy card are being sent to stockholders on or about November 3, 2003.

         The purpose of the meeting is to consider, discuss and vote and act on a number of proposals, as follows:

     o To elect three (3) Class II directors for a term of two years, expiring at our annual meeting of stockholders to be held for our fiscal year 2004, or until each of their respective successors has been duly elected and qualified;

     o To consider and act upon a proposal to ratify an amendment to our 1998 Stock Option Plan for Senior Executives;

     o To consider and act upon a proposal to ratify an amendment to our 1999 Stock Option Plan For Non-Executives;

     o    To consider and act upon our 2003 Equity Incentive Plan;

     o To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending June 30, 2004; and

     o To transact such other business as may properly come before the meeting, or any postponement of the meeting.


         We use several abbreviations in this statement. We may refer to our company as "us," "we," "Imergent" or the "Company." The terms "meeting," and "annual meeting," refer to our 2003 Annual Meeting of Stockholders.

         The enclosed annual report to stockholders is not to be regarded as proxy soliciting material. If you would like an additional copy of the report, please contact us at 754 E. Technology Avenue, Orem, Utah 84097, Attn: Investor Relations, telephone: (801) 227-0004.


Record Date and Voting Securities


         Our Board of Directors has fixed the close of business on October 27, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting. Only holders of record of our common stock on October 27, 2003 are entitled to vote at the meeting. If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee. Each holder of record of common stock at the close of business on the record date is entitled to one vote per share on each matter to be voted upon by the stockholders at the meeting. As of October 27, 2003, there were 11,309,719 shares of our common stock issued and outstanding.


Voting and Revocability of Proxies

         You may vote by completing and returning the enclosed proxy or by voting in person at the annual meeting. Our Board of Directors is soliciting the accompanying proxy for use at the meeting. The proxy may be revoked at any time prior to its use by: (1) delivering to our secretary a signed notice of revocation or a later dated proxy, (2) attending the annual meeting and voting in person, or (3) giving notice of revocation of the proxy at the annual meeting. Attendance at the meeting will not in itself constitute the revocation of a proxy. Prior to the meeting, any written notice of revocation should be sent to Imergent, Inc., 754 East Technology Avenue, Orem, Utah, 84097,
Attention: Corporate Secretary. Any notice of revocation that is delivered at the meeting should be hand delivered to our secretary at or before the vote is taken. A stockholder may be requested to present identification documents for the purpose of establishing such stockholder's identity.

         Our shares of common stock, represented by properly executed proxies, will be voted in accordance with the instructions indicated on such proxies. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR approval of the other proposals listed in the proxy. In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

         One or more inspectors of election, duly appointed for that purpose, will count and tabulate the votes cast and report the results of the votes at the meeting to our management. Your vote at the meeting will not be disclosed except as needed to permit the inspector to tabulate and certify the votes, or as is required by law.

         Please fill in, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. No postage will be required for you to return the Proxy in the enclosed envelope if you mail it in the United States. You will be able to revoke your Proxy and vote in person if you decide to attend the meeting. The last valid vote you submit chronologically will supercede your prior vote(s).

Quorum, Voting Requirements and Effect of Abstentions and Non-Votes

         At the meeting, the inspector of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. The holders of a majority of the total number of outstanding shares of stock that are entitled to vote at the meeting, at least 5,654,860 shares, must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the annual meeting. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

         The nominees for director who receive a plurality of the votes cast by the holders of our common stock, in person or by proxy at the meeting, will be elected. Broker "non- votes" are not counted for purposes of the election of directors. A "non-vote" occurs, with respect to a proposal, when a broker or nominee holding shares for a beneficial owner does not have discretionary voting power and has not received instructions from the beneficial owner. The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote is required to approve the other proposals. An abstention is counted as a vote against a proposal. A broker "non-vote" is not counted for purposes of approving a proposal. Stockholders have no dissenters' or appraisal rights in connection with the proposals to be presented at the meeting.

Expense of Solicitation of Proxies

         We will pay the cost of soliciting proxies for our annual meeting. In addition to solicitation by mail, our directors, officers and employees, without additional pay, may solicit proxies by telephone, telecopy or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and we will reimburse them for their expenses in so doing.


                         BENEFICIAL OWNERSHIP OF SHARES


         The following table sets forth, as of October 27, 2003, the number of shares of common stock beneficially owned by each of the following persons and groups and the percentage of the outstanding shares owned by each person and group: (i) each person who is known by us to be the owner of record or beneficial owner of more than 5% of the outstanding common stock; (ii) all of our current directors and executive officers as a group.

         With respect to certain of the individuals listed below, we have relied upon information set forth in statements filed with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934. Except as otherwise noted below, the address of each of the persons in the table is c/o Imergent, Inc., 754 East Technology Ave., Orem, Utah 84097.



Name of Beneficial Owner               Shares Owned    Number of Warrants and       Total        Percent of
                                                         Option Grants Under                       Class
                                                        Imergent Stock Option    Beneficial     Beneficially
                                                              Plans (1)         Ownership (2)      Owned
---------------------------------------------------------------------------------------------------------------



Donald L. Danks                             506,751                     -           506,751          4.3%
Brandon Lewis                               243,968               125,180           369,148          3.2%
David Rosenvall                             109,470                56,250           165,720          1.4%
David Wise                                  126,271                56,828           183,099          1.6%
Frank C. Heyman                             139,260                80,960           220,220          1.9%
Gary S. Gladstein                            29,500                12,500            42,000          0.4%
Thomas Scheiner                                   -                 4,167             4,167          0.0%
Peter Fredericks                             83,500                10,000            93,500          0.8%

All current  directors and executive      1,238,720               345,885         1,584,605         12.3%
officers as a group (8 persons)




     (1) Reflects warrants or options that will be exercisable or vested, as the case may be, as of October 27, 2003, or within 60 days thereafter.

     (2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following October 27, 2003 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name.

                                   -----------

                                   PROPOSAL I
                              Election of Directors
                                   -----------

         At the meeting, three (3) Class II directors are to be elected for a term ending at the annual meeting of our stockholders for fiscal year 2005, or until each of their respective successors has been duly elected and qualified. In May 2000, our stockholders approved an amendment to our Bylaws that provided for a classified board and two-year staggered terms of the members of our board of directors. The amendment contemplates the election of one-half of the directors at each annual meeting and was originally intended to significantly extend the time required to effect a change in control of our Board of Directors. Since our last annual meeting, one of our Class I directors resigned, and Mr. Thomas Scheiner was appointed by the Board of Directors to fill this vacancy. Also since our last annual meeting, our Board of Directors appointed two additional directors, each of whom were designated as Class II directors. These two directors, Messrs. Fredericks and Gladstein, along with Mr. Brandon Lewis, constitute our Class II directors and have been nominated by the Board of Directors to stand for election at this annual meeting.

         It is intended that valid proxies received will be voted, unless contrary instructions are given, to elect the three (3) nominees named in the following table to serve as Class II directors. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by the board of directors, to the extent consistent with our certificate of incorporation and our bylaws.

Nominees of the Board

         Our Board of Directors has nominated the following individuals to serve on our Board of Directors until our next annual meeting or until their respective successors are elected. Each of the nominees has agreed to be named in this Proxy Statement and to serve if elected.

 Director Name          Age            Position               Class/Term
 -------------          ---            --------               ----------
 Gary S. Gladstein       59            Director                 II/2005
 Peter Fredericks        45            Director                 II/2005
 Brandon Lewis           33            Director                 II/2005

                 The Board of Directors recommends a vote "FOR"
                all of the incumbent directors identified above.


Information Concerning Directors and Officers

         Set forth in the table below are the names, ages and positions of each person nominated by the Board for election as a director, each person whose term of office as a Director will continue after the Annual Meeting and each of our current executive officers. None of our directors or executive officers has any family relationship to any other director or executive officer.


             Name                   Age             Position
------------------------------ ------------- -----------------------------------
Donald L. Danks................    46       Chairman of the Board of Directors
                                            and Chief Executive Officer
Peter Fredericks...............    45       Director
Gary S. Gladstein..............    59       Director
Thomas Scheiner................    47       Director
Brandon Lewis..................    33       Director, Chief Operating Officer
                                            and President
Frank C. Heyman................    66       Chief Financial Officer
David Rosenvall................    37       Chief Technology Officer
David Wise.....................    43       Vice-President, Operations

         Set forth below is a brief description of the business experience for the previous five years of our nominees for director, our incumbent directors and of our other executive officers.

Directors Standing for Election

Gary S. Gladstein

         Mr. Gladstein has been with Soros Fund Management for over 17 years. Mr. Gladstein is currently a Senior Consultant to Soros Fund Management, LLC, an investment advisory firm. He served as a Managing Director and Chief Operating Officer of Soros Fund Management LLC from from 1985 thought 1999. Mr. Gladstein served as Chief Financial Officer of Kohlberg Kravis Roberts & Co. from 1983 through 1985. He was a Principal at Ernst & Young from 1970 through 1983 and is a CPA. Mr. Gladstein has a Bachelor of Arts degree in economics from the University of Connecticut and a Masters in Business Administration from Columbia University. Mr. Gladstein is also a director of Mueller Industries, Inc., Jos.
A. Bank Clothiers, Inc. and Cresud Inc., an Argentinean company.

Peter Fredericks

         Mr. Fredericks is a private equity investor, who has worked with numerous technology companies since 1982, with particular focus on software and Internet infrastructure. Mr. Fredericks' experience also includes working as a strategy consultant with the Boston Consulting Group. Mr. Fredericks received his Bachelor of Arts degree in Economics with distinction from Stanford University, his Master in Business Administration from Harvard University, where he was a Baker Scholar, and his Ph.D. from the Vienna University of Economics and Business Administration. Mr. Fredericks is also a director of Flanders Corporation.

Brandon Lewis

         Mr. Lewis has served as our Chief Operating Officer since June 2003, as our President since May 2002, and prior thereto, since January 2001, he served as our Executive Vice-President for sales and marketing. He has served as a director since May 2002. He was Vice-President of sales and marketing and Chief Operating Officer of Galaxy Enterprises, Inc. from 1997 until he joined our company after our merger with Galaxy. Prior to Galaxy, Mr. Lewis was Vice-President of sales and marketing for Profit Education Systems, Inc. a worldwide marketing and sales organization. Mr. Lewis earned his B.A. degree from Brigham Young University.

Incumbent Directors

Donald L. Danks

         Mr. Danks has served as our Chairman since January 2001. He also served as our Chief Executive Officer from January 5, 2001 to May 7, 2002 and has served in this position from July 1, 2003 until the present. He was one of our original investors and is currently one of our largest stockholders. During the five years previous to joining us as our CEO, Mr. Danks was involved in the creation, funding and business development of early-stage technology companies. In addition to attracting inceptive capital for client companies, Mr. Danks assisted in the development of their business plans, helped in the recruitment of senior management, supported the development of the public market for their securities by introducing them to institutional investors and market makers and oversaw ongoing corporate finance needs. Previously, Mr. Danks was the co-founder and President of Prosoft Training.com, (Nasdaq: POSO), a company involved in Internet technology training, education and certification. Mr. Danks holds a B.S. from UCLA.

Thomas Scheiner

         Mr. Scheiner has spent over 20 years founding, managing, investing in, and advising technology companies both in Europe and the United States. He has been a partner at Apax, a large international private equity firm located in Munich, Germany, as well as a business strategy consultant at the Boston Consulting Group. His experience includes such technology sectors as software and telecommunications. Mr. Scheiner holds an MBA with distinction from the Harvard Business School and a Ph.D. from the Vienna University of Economics and Business Administration.

Other Executive Officers

Frank C. Heyman

         Mr. Heyman has served as our Chief Financial Officer since September 2000. Prior to that, he served from 1997-2000 as vice president, secretary, treasurer and chief financial officer of Galaxy. From June 1992 to May 1996 he also served as financial vice president and chief financial officer and a director of NYB Corporation, a manufacturer of women's sport clothing, and from June 1996 to April 1997 he was employed as controller of Provider Solutions, Inc., a business consulting firm. Prior to that, from 1986 to 1992, Mr. Heyman served as vice president and chief financial officer of GC Industries, Inc., a manufacturer of calibration systems for toxic gas monitors. Mr. Heyman is a graduate of the University of Utah with a B.S. degree in accounting.

David Rosenvall

         Mr. Rosenvall was appointed as our Chief Technology Officer in February 2001. Prior thereto, he served as our Chief Architect from September 1999. He initially joined us in November 1998 as part of our acquisition of StoresOnline.com. From September 1997-December 1998, Mr. Rosenvall was president of Spartan Multimedia in Calgary, Alberta, Canada, and from January 1995 to August 1997, he was Vice-President for Research and Development at Xentel, another Calgary company. Mr. Rosenvall holds a B.S. in Mechanical Engineering from the University of Calgary and an M.B.A. from Brigham Young University.

David Wise

         Mr. Wise was Chief Operating Officer of Galaxy Mall prior to becoming our Vice President-Operations in July 2000. Prior to joining Galaxy Mall, Mr. Wise was, from 1998-1999, president of Wise Business Solutions. From 1992 to 1999, he was chief financial officer and chief operating officer of Capsoft Development Corp. He served as COO of Medcare Operating Solutions from 1988 to 1989. Mr. Wise graduated cum laud from Brigham Young University with his Masters in Business Administration in 1991.

Director Compensation

         None of our current directors are given cash compensation in their capacity as directors. Non-employee directors are awarded stock options. Mr. Lewis and, since his appointment as our Chief Executive Officer in July 2003, Mr. Danks are compensated in their capacities as officers. In addition, Mr. Lewis has been granted stock options in his capacity as an officer and Mr. Danks received consulting fees from the Company during fiscal 2003 totaling $41,329. All directors are reimbursed for reasonable expenses incurred in connection with attending meetings of the board of directors.

Information About Board and Committee Meetings

         During fiscal year 2003, our Board of Directors held thirteen (13) scheduled meetings.. Each of our incumbent directors attended no fewer than 75% of our board's meetings in fiscal year 2003 during the period in which he served as a director. In addition to attending meetings, directors also discharge their responsibilities by review of company reports to directors, by visits to our facilities, through correspondence and via telephone conferences with our executive officers and others.

         During fiscal year 2003 the board of directors had no standing audit, compensation or other committees. On August 12, 2003 our Board of Directors established an Audit Committee comprised of Messrs. Gladstein, Fredericks and Scheiner, with Mr. Gladstein as chairman. On September 19, 2003, our Board of Directors established a Compensation Committee comprised of Messrs. Fredericks, Scheiner and Gladstein, with Mr. Fredericks as chairman.

Section 16(a) Beneficial Ownership Reporting Compliance

         Based on a review of reports and representations submitted to us, all reports regarding beneficial ownership of our securities required to be filed under Section 16(a) of the Exchange Act for the 2003 fiscal year were timely filed.

                                   -----------
                                   PROPOSAL II
  Ratification of Amendment to our 1998 Stock Option Plan for Senior Executives
                                   -----------


         In December 1998, our Board of Directors adopted, and our stockholders approved, the 1998 Stock Option Plan for Senior Executives. This plan provided for the grant of options to purchase up to 500,000 shares of common stock. In April 2003 our Board of Directors approved an increase of 500,000 in the number of shares available for grant under the plan, bringing the total to 1,000,000. Since this amendment was approved, options covering a total of 190,625 shares have been granted out of the 500,000 additional shares. These option grants are not conditioned on the approval of this proposal. Shareholder ratification of this action is being sought at the annual meeting.

         The increase in the number of authorized shares under the 1998 Stock Option Plan for Senior Executives was necessary to enable us to continue to issue options under the plan. The Board of Directors believes that stock option grants are an important element in attracting and retaining highly qualified individuals and, therefore, believes that it is in the best interest of our company for the stockholders to ratify the authorization of additional shares under the 1998 Stock Option Plan for Senior Executives. There are no requirements under this plan concerning how the 500,000 additional shares are to be allocated among qualified individuals. The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal. If the stockholders do not approve this proposal and do not approve Proposal IV concerning the 2003 Equity Incentive Plan then the Board will reconsider whether it will continue to make grants under this plan.


Description of Plan

         This plan is now administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines, among other things, the individuals who will receive options, the time period during which the options may be partially or fully vested and exercisable, the number of shares of common stock issuable upon the exercise of each option and the option exercise price. Options may be either incentive stock options or non-qualified stock options under Federal tax laws except that none of the options granted out of the 500,000 share increase may be incentive stock options.

         The exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of the common stock subject to a non qualified option may be established by the compensation committee, but shall not be less than 50% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

         No stock option may be transferred by an optionee other than by will or the laws of descent and distribution or, if permitted, pursuant to a qualified domestic relations order and, during the lifetime of the optionee, the option will be exercisable only by the optionee. In the event of termination of employment by reason of death, disability or by us for cause, as defined in each optionee's employment agreement, the optionee will have no more than 365 days after such termination during which the optionee shall be entitled to exercise the vested options, unless otherwise determined by the board of directors. Upon termination of employment by us without cause or by the optionee for good reason, the optionee's options remain exercisable to the extent the options were exercisable on the date of such termination until the expiration date of the options pursuant to the option agreement.

         We may grant options under this plan within ten years from the effective date of the plan. The effective date of this plan is December 31, 1998. Holders of incentive stock options granted under this plan cannot exercise these options more than ten years from the date of grant. Payment of the exercise price may be made by (1) delivery of cash or a check, bank draft or money order, in United States dollars, payable to our order, (2) through delivery to us of shares of common stock already owned by the optionee with an aggregate fair market value on the date of exercise equal to the total exercise price, (3) by having shares with an aggregate fair market value on the date of exercise equal to the total exercise price (A) withheld by us or (B) sold by a broker dealer under the circumstances meeting the requirements of 12 C.F.R. ss. 220 or any successor thereof, (4) by any combination of the above methods of payment or (5) by any other means determined by the board of directors. Therefore, if it is provided in an optionee's option agreement, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

         Any unexercised options that expire or terminate upon an optionee's ceasing to be employed by us become available again for reissuance under this plan. As of October 27, 2003, options exercisable for an aggregate of 257,570 shares of common stock were outstanding pursuant to this plan at a weighted average exercise price of $11.95 per share. As of October 27, 2003 the per share market value of our common stock was $5.90.

         If Proposal IV is adopted then no additional awards will be made under the 1998 Stock Option Plan for Senior Executives.

          The Board of Directors recommends a vote "FOR" the proposal to ratify the amendment of the 1998 Stock Option Plan for Senior Executives.

                                   -----------
                                  PROPOSAL III
   Ratification of Amendment to our 1999 Stock Option Plan for Non-Executives
                                   -----------


         In July 1999, our Board of Directors adopted the 1999 Stock Option Plan for Non-Executives. This Plan was approved by our stockholders in May 2000. This plan had provided for the grant of options to purchase up to 500,000 shares of common stock. In April 2003 our Board of Directors approved an increase of 500,000 in the number of shares available for grant under the plan, bringing the total to 1,000,000. Since this amendment was approved a total of 5,726 options have been granted out of the 500,000 additional shares. These option grants are not conditioned on the approval of this proposal. Shareholder approval of this action is being sought at the annual meeting.

         The increase in the number of authorized shares under the 1999 Stock Option Plan for Non-Executives was necessary to enable us to continue to issue options under this plan. The Board of Directors believes that stock option grants are an important element in attracting and retaining highly qualified individuals and, therefore, believes that it is in the best interest of our company for the stockholders to ratify the authorization of additional shares under the 1999 Stock Option Plan for Non-Executives. There are no requirements concerning how the 500,000 additional shares are to be allocated among qualified individuals. The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal. If the stockholders do not approve this proposal and do not approve Proposal IV concerning the 2003 Equity Incentive Plan then the Board will reconsider whether it will continue to make grants under this plan.

Description of Plan

         This plan is now administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines, among other things, the individuals who will receive options, the time period during which the options may be partially or fully vested and exercisable, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

         The exercise price per share of common stock subject to an option is determined on the date of grant, and is generally fixed at 100% of the fair market value per share at the time of grant. The exercise price of any option granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must equal at least 110% of the fair market value of the common stock on the date of grant. Payment of the exercise price may be made by (1) delivery of cash or a check, bank draft or money order in United States dollars, payable to our order, (2) through delivery to us of shares of common stock already owned by the optionee with an aggregate fair market value on the date of exercise equal to the total exercise price (3) by having shares with an aggregate fair market value on the date of exercise equal to the total exercise price (A) withheld by us or (B) sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. ss. 220 or any successor thereof, (4) by any combination of the above methods of payment or (5) by any other means determined by the board of directors.

         Options granted to employees under this plan generally become exercisable in increments, based on the optionee's continued employment with us, over a period of up to three years. The form of option agreement generally provides that options granted under the plan are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. In the event of termination of employment for reasons other than the death or disability of the optionee, the option shall terminate immediately; provided, however, that the board of directors may, in its sole discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at anytime within 60 days from the date of termination of employment or service. In the event of termination of employment by reason of the death or disability of the optionee, the option may be exercised, to the extent exercisable on the date of death or disability, within one year from such date. Generally, in the event of our merger with or into another corporation or a sale of all or substantially all of our assets, all outstanding options under the plan shall accelerate and become fully exercisable upon consummation of such merger or sale of assets. The Board may accelerate the exercisability of any option or waive any condition or restriction pertaining to such option at any time.

         Any unexercised options that expire or that terminate upon an optionee's ceasing to be employed by us become available for reissuance under this plan. As of October 27, 2003, options exercisable for an aggregate of 154,851 shares of common stock were outstanding pursuant to this plan at a weighted average exercise price of $16.66.

         If Proposal IV is adopted then no additional awards will be made under the 1999 Stock Option Plan for Non-Executives.

           The Board of Directors recommends a vote "FOR" the proposal to ratify the amendment of the 1999 Stock Option Plan for Non-Executives.

                                   -----------
                                   PROPOSAL IV
                     Approval of 2003 Equity Incentive Plan
                                   -----------

         On October 21, 2003, our Board of Directors adopted our 2003 Equity Incentive Plan (the "Plan"), subject to approval by our stockholders. This plan provides for the issuance of a maximum of 1,000,000 shares of our common stock pursuant to the exercise of stock options granted under the plan to employees, directors and consultants. The number of shares potentially awardable to employees, directors, consultants or to any group thereof is not limited under the except that no employee the Company shall receive an award in excess of 500,000 shares in any year. The purposes of this plan are to are to advance the interests of the Company, further our long-term growth by providing incentives to directors, officers and other key employees and consultants who are or will be responsible for such interests and growth, and to assist us in attracting and retaining directors, officers, employees and consultants with experience and ability.

         The Board of Directors believes that adoption of this plan will be an important element in attracting and retaining highly qualified executives, directors and consultants and, therefore, believes that it is in the best interest of our company for the stockholders to approve the adoption of this plan. The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal.

         The following summary of this plan is subject to the specific provisions contained in the complete text of the plan attached as Appendix A to this Proxy Statement.

         The plan provides for the issuance of both nonqualified and incentive stock options as well as other stock-based awards, which may include shares of common stock and stock appreciation rights. This plan shall be administered by a Committee made up of at least two non-employee members of our Board of Directors. The Committee may delegate its authority to make grants under the Plan, other than to officers, subject to such conditions as may be determined by the Committee.

         This plan authorizes the Committee to grant awards under the plan to employees, directors and consultants of the Company and its affiliates. In granting awards, the Committee has discretion to consider the nature of the services rendered by such persons, their present and potential contribution to our success in relation to certain predetermined performance goals, and such other factors as the Committee may deem relevant. Awards will become exercisable at the times, at the prices and times and upon the conditions that the Committee may determine, as reflected in the applicable agreement. The exercise period will be determined by the Committee but may not exceed 10 years from the date of grant. The amount of consideration, if any, to be received by us in connection with any award shall be determined by the Committee. The Committee has the authority to accelerate the vesting and/or exercisability of any outstanding Awards at such times and under such circumstances as it, in its sole discretion, deems appropriate. In the event of a Change in Control, as that term is defined in the plan, any options not assumed by an acquiring or successor corporation would become immediately vested and exercisable.

         This plan has a term of ten years, and the number of shares available for issuance under the plan is subject to adjustment in the event of a stock split, reclassification, merger, consolidation, etc. Unless otherwise provided in the Award, in the event of a change of control of the Company, any outstanding awards under this plan that are not assumed by the entity that has acquired control of the Company will become immediately vested and exercisable.

         The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. However, any such amendment will be subject to shareholder approval if and to the extent such shareholder approval is required in order to comply with Section 162(m) of the Internal Revenue Code of 1986, by applicable law or regulation or the rules of any securities exchange on which the common stock is principally traded. Notwithstanding the foregoing, no amendment, suspension or termination may affect adversely any of the rights of any person who has received an award under the Plan, without such person's consent. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan will terminate on the tenth anniversary of the effective date. No awards may be granted under the Plan after such termination date. Since the 2003 Equity Incentive Plan has not been approved by stockholders, no grants have been made under it.

         If this proposal is adopted then no additional awards will be made under the 1998 Stock Option Plan for Senior Executives or the 1999 Stock Option Plan or Non-Executives.

         The Board of Directors recommends a vote "FOR" the proposal to approve the 2003 Equity Incentive Plan.


                                   -----------
                                   PROPOSAL V
                     Ratification of Appointment of Auditors
                                   -----------

         At the meeting we will ask the stockholders to ratify the appointment of the firm Grant Thornton LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending June 30, 2004. A representative of Grant Thornton is not expected to be present at the Annual Meeting.

         Stockholder ratification of the selection of Grant Thornton LLP as our independent auditors is not required by our Bylaws or other applicable legal requirement. However, our Board of Directors is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

         The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the 2003 Annual Meeting will be required to approve this proposal.

           The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2004.

Disclosure of Audit and Non-Audit Fees

         Audit Fees

         The aggregate fees billed by Grant Thornton, LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2003 and for the review of financial statements included in our quarterly reports on Form 10-Q for the fiscal year were $132,000. In addition, we incurred aggregate fees of $11,500 during the fiscal year ended June 30, 2003 from Eisner, LLP (formerly Richard A. Eisner, LLP) for their review and consent to our audited financial statements for the fiscal year ended June 30, 2001 included in our report on form 10-K for the fiscal year ended June 30, 2003.

         Financial Information Systems Design and Implementation Fees

         During  fiscal  2003,  we  did  not  engage  our   independent   public
accountants to perform financial information systems design and implementation.

         All Other Fees of Independent Public Accountants

         During fiscal 2003, all other fees of our independent public accountants amounted to $64,000, which primarily consisted of accounting and tax consultation services. The Board of Directors considered whether the provision of non-audit services is consistent with maintaining the auditor's independence.

Recent Changes in Accountants

         On February 4, 2002, we engaged Grant Thornton LLP as our independent auditor following our dismissal, effective January 31, 2002, of Eisner LLP (formerly known as Richard A. Eisner & Company, LLP) ("Eisner"). Our board of directors approved the engagement of Grant Thornton LLP and the dismissal of Eisner.

         Eisner had served as our independent accountants since April 4, 2001. Eisner's auditors' report on our consolidated financial statements as of and for the year ended June 30, 2001 contained a separate paragraph stating that it had substantial doubt about our ability to continue as a going concern. Our financial statements did not include any adjustments that might result from the outcome of this uncertainty. Except as noted above, Eisner's report on our financial statements for the fiscal year ended June 30, 2001 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, accounting principles, or uncertainties.

         We notified Eisner that during the most recent fiscal year and the interim period from July 1, 2001 through January 31, 2002, we were unaware of any disputes between us and Eisner as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         Effective February 4, 2002, we engaged Grant Thornton LLP as our independent auditors with respect to our fiscal year ending June 30, 2002. We had previously retained Grant Thornton LLP on an interim basis during our previous fiscal year, from January 22, 2001 to April 4, 2001. Grant Thornton LLP had reviewed our interim financial statements for the quarter ended December 31, 2000, but did not issue any reports thereon. Other than this limited engagement, during our most recent fiscal year and through February 4, 2002, we had not consulted with Grant Thornton LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor was oral advice provided that Grant Thornton LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation  S-K, or a reportable  event,  as that term is defined in
Item 304 (a)(1)(v) of Regulation S-K.

                             EXECUTIVE COMPENSATION

         On June 28, 2002, our stockholders approved amendments to our Certificate of Incorporation to change our corporate name to "Imergent, Inc." and to effect a one-for-ten reverse split of the issued and outstanding shares of our common stock and reduce the authorized number of shares of common stock from 250,000,000 to 100,000,000. These changes were effected July 2, 2002. References herein to numbers of shares and prices of shares have been adjusted to reflect the reverse stock split.

Summary Compensation Table

         The following table contains information concerning our chief executive officer during fiscal year 2003 and our four most highly-compensated executive officers during fiscal year 2003 who were serving as executive officers at the end of fiscal year 2003 (as a group, the "named executive officers").


                                            Annual Compensation              Long-Term Compensation Awards
                                                                                                        All Other
                                           Salary         Bonus       Restricted Stock  Stock Options  Compensation
Name and Principal Position    Year          ($)           ($)           Awards ($)          (#)             $
---------------------------------------------------------------------------------------------------------------------


John J. "Jay" Poelman (1)      2003       125,512         73,429             -             200,000             -
Chief Executive Officer        2002       119,274        148,591             -                                 -
                               2001       134,200         86,339             -              27,500             -


Brandon Lewis(2)               2003       118,957         67,159                           150,000
President                      2002       104,787        124,565             -                   -             -
                               2001       106,542         69,154             -              27,500             -


Frank C. Heyman                2003        89,136         34,564                           100,000
Chief Financial Officer        2002        86,513         78,089             -                   -             -
                               2001        71,165         58,799             -              15,000             -

David Rosenvall                2003       123,396         11,735                            65,000
Chief Technology Officer       2002       111,539         20,760             -                   -             -
                               2001       117,343              -             -              15,000             -


David Wise                     2003        94,176         19,708                            85,000
Vice President - Operations    2002       102,139         53,852             -                   -             -
                               2001       103,841         61,792             -              12,500             -

All Officers and  Directors
as a Group                     2003       551,177        206,595             -             600,000             -
                               2002       524,252        425,857             -                   -             -
                               2001       533,091        276,084             -              97,500             -



     (1) Mr. Poelman was appointed as chief executive officer on May 7, 2002. Prior to this appointment, he served as our president and chief operating officer from January 5, 2001. Immediately following the end of our fiscal year ending June 30, 2003, Mr. Poelman retired and resigned his positions as Chief Executive Officer and Director

     (2) Mr. Lewis was appointed as our President on May 7, 2002. Prior to this appointment, he served as our Executive Vice-President, Sales and Marketing.



Employment Agreements

         We currently do not have, nor did we have during fiscal 2003, employment agreements with any of our executive officers.

Stock Option Grants in Last Fiscal Year

         The following table sets forth certain information concerning options to purchase our common stock that were granted in fiscal year 2003 to the named executive officers. We did not grant SARs in fiscal year 2003.



                          Individual Grants
               -----------------------------------------
                                       Percent of Total                                Potential Realizable Value
                         Number of         Options                                     At Assumed Annual Rates of
Name                    Securities        Granted to     Exercise or                  Stock Price Appreciation For
                        Underlying        Employees      Base Price                            Option Term
                     Options Granted    in Fiscal Year        $         Expiration Date              $
                                                                                        ------------------------------
                                                                                          5%        10%     0% (1)
--------------------------------------------------------------------------------------------------------------------


Donald Danks                -               -                -               -            -          -         -

Jay Poelman               100,000         11.0%             1.50         12/20/2012     456,090    726,248     -
                          100,000         11.0%             2.03           4/9/2013     369,759    588,780     -

Brandon Lewis             100,000         11.0%             1.50         12/20/2012     456,090    726,248     -
                           50,000         5.5%              2.03           4/9/2013     184,880    294,390     -

Frank Heyman               50,000         5.5%              1.50         12/20/2012     228,045    363,124     -
                           50,000         5.5%              2.03           4/9/2013     184,880    294,390     -

David Wise                 60,000         6.6%              1.50         12/20/2012     273,654    435,749     -
                           25,000         2.7%              2.03           4/9/2013      92,440    147,195     -

David Rosenvall            40,000         4.4%              1.50         12/20/2012     182,436    290,499     -
                           25,000         2.7%              2.03           4/9/2013      92,440    147,195     -



Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table sets forth information concerning the year-end number and value of unexercised options with respect to each of the named executive officers. None of these individuals exercised any options during fiscal year 2003.


                           Numbers of Securities Underlying
                            Unexercised Options at Fiscal
                                     Year End                      Value of Unexercised In-The-Money
                                        (#)                        Options at Fiscal Year End ($) (1)
                          -----------------------------------    -----------------------------------
Name                        Exercisable     Unexerciseable         Exercisable     Unexerciseable
------------------------- -----------------------------------    -----------------------------------

Donald Danks                 -               -                      -               -

Jay Poelman               73,601          166,667                  $ 76,020        $ 294,168

Brandon Lewis             68,780          129,468                  $ 59,104        $ 209,584

David Rosenvall           37,084           54,166                  $ 27,835        $  92,290

David Wise                32,413           74,663                  $ 31,272        $ 117,291

Frank Heyman              46,030           86,526                  $ 38,790        $ 147,085


         (1) Based on the closing sale price of our common stock on the OTC bulletin board at fiscal year end of $4.30 per share less the exercise price payable for the shares. The fair market value of our common stock at June 30, 2003 was determined on the basis of the closing sale price of our common stock on June 30, 2003, the last trading day prior to fiscal year-end.

Stock Option Plans

         In addition to the 1999 Stock Option Plan for Non-Executives and the 1998 Stock Option Plan for Executives, described elsewhere in this proxy statement, shares of our common stock are issuable pursuant to the 1998 Stock Compensation Program and pursuant to our merger in 2000 with Galaxy Enterprises, Inc. under the Galaxy Enterprises 1997 Employee Stock Option Program.

         In July 1998, our Board of Directors adopted the 1998 Stock Compensation Program. Our stockholders approved the program in December 1998. This program provides for the grant of options to purchase up to 100,000 shares of common stock to officers, employees, directors and independent contractors and agents. Options may be either incentive stock options or non-qualified stock options under Federal tax laws.

         The Compensation Committee now administers this program. The Compensation Committee determines, among other things, the individuals who will receive options, the time period during which the options may be partially or fully vested and exercisable, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

         The exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

         No stock option may be transferred by an optionee other than by will or the laws of descent and distribution or, if permitted, pursuant to a qualified domestic relations order and, during the lifetime of the optionee, the option will be exercisable only by the optionee. In the event of termination of employment for reasons other than the death or disability of the optionee, the option shall terminate immediately; provided, however, that the Board of Directors may, in its sole discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at anytime within 60 days from the date of termination of employment or service. In the event of termination of employment by reason of the death or disability of the optionee, the option may be exercised, to the extent exercisable on the date of death or disability, within one year from such date.

         We may grant options under this program within ten years from the effective date of the plan. The effective date of this program is July 31, 1998. Holders of incentive stock options granted under this program cannot exercise these options more than ten years from the date of grant. Payment of the exercise price may be made by (1) delivery of cash or a check, bank draft or money order, in United States dollars, payable to our order, (2) through delivery to us of shares of common stock already owned by the optionee with an aggregate fair market value on the date of exercise equal to the total exercise price, (3) by having shares with an aggregate fair market value on the date of exercise equal to the total exercise price (A) withheld by us or (B) sold by a broker dealer under the circumstances meeting the requirements of 12 C.F.R. ss. 220 or any successor thereof, (4) by any combination of the above methods of payment or (5) by any other means determined by the board of directors. Therefore, if it is provided in an optionee's option agreement, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

         This program permits us to grant, in addition to incentive stock options and non-qualified stock options: (i) rights to purchase shares of our common stock to employees; (ii) restricted shares of our common stock; (iii) stock appreciation rights; and (iv) performance shares of common stock. However, we have not issued any other type of compensation under this program other than non-qualified stock options and have agreed not to do so in the future.

         Any unexercised options that expire or that terminate upon an optionee's ceasing to be employed by us become available again for reissuance under this program. As of June 30, 2003, options exercisable for an aggregate of 8,432 shares of common stock were outstanding pursuant to this program at a weighted average exercise price of $33.19 per share.

         Pursuant to the terms of the merger with Galaxy Enterprises, Inc., each outstanding option to purchase shares of Galaxy Enterprises common stock under Galaxy Enterprises' 1997 Employee Stock Option Plan was assumed by us, whether or not vested and exercisable. We assumed options exercisable for an aggregate of 166,582 shares of common stock of Galaxy Enterprises. As at June 30, 2003, outstanding options assumed in the Galaxy merger were exercisable for 57,239 shares of our common stock at a weighted average exercise price of $16.20.

Equity Compensation Plan Information

         The following table and note provide information about shares of our common stock that were issuable as of October 27, 2003 pursuant to exercise of options under all of our existing equity compensation plans other than our 2003 Equity Incentive Plan which is subject to stockholder approval.



--------------------------------------------- ------------------------- ----------------------- ----------------------
                                                                                                Number of securities
                                                                                                 remaining available
                                                                                                 for future issuance
                                                Number of securities       Weighted-average         under equity
                                                 to be issued upon          exercise price       compensation plans
               Plan Category                  exercise of outstanding       of outstanding      (excluding securities
                                                      options                  options          reflected in column (a))
--------------------------------------------- ------------------------- ----------------------- ----------------------
                                                        (a)                       (b)                    (c)
--------------------------------------------- ------------------------- ----------------------- ----------------------

Equity compensation plans approved (1), (3)         498,750 (1)                 $ 7.24                        -
    by security holders                               8,432 (2)                 $33.20                   65,617
                                                    437,551 (3)                 $ 6.85                  528,607
--------------------------------------------- ------------------------- ----------------------- ----------------------
Equity compensation plans not approved               179,375(1)                 $2.03                   320,625
    by security holders                                    -(3)                   -                     500,000
                                                     69,420 (4)                 $17.66                        -
--------------------------------------------- ------------------------- ----------------------- ----------------------
Total                                                 1,193,528                 $ 7.04                  914,849
--------------------------------------------- ------------------------- ----------------------- ----------------------
--------------------


     (1) To be issued under our Amended and Restated 1998 Stock Option Plan for Senior Executives. This plan provides for the grant of options to purchase up to 1,000,000 shares of common stock to our senior executives. Options may be either incentive stock options or non-qualified stock options under Federal tax laws. This plan formerly provided for the issuance of up to 500,000 shares and was amended by our Board of Directors on April 9, 2003 to increase by 500,000 shares the number of shares of common stock issuable thereunder as non-qualified stock options. The amendment has not been approved by our stockholders but is the subject of Proposal II. If Proposal IV is approved no additional grants will be made under the 1998 Stock Option Plan for Senior Executives.

     (2) To be issued under our 1998 Stock Compensation Program. This program provided for the grant of options to purchase up to 100,000 shares of common to officers, employees, directors and independent contractors and agents. Options may be either incentive stock options or non-qualified stock options under Federal tax laws.

     (3) To be issued under our 1999 Amended and Restated Stock Option Plan for Non-Executives. This plan provides for the grant of options to purchase up to 1,000,000 shares of our common stock. Options granted under this plan generally become exercisable in increments over a period of up to four years. This plan formerly provided for the issuance of up to 500,000 shares and was amended by our Board of Directors on April 9, 2003 to increase by 500,000 shares the number of shares of common stock issuable thereunder as non-qualified stock options. The amendment has not been approved by our stockholders but is the subject of Proposal III. If Proposal IV is approved no additional grants will be made under the 1999 Stock Option Plan for Non-Executives.

     (4) To be issued under the 1997 Employee Stock Option Plan of Galaxy Enterprises, Inc. This plan was assumed by us pursuant to the terms of our merger with Galaxy Enterprises in June 2000. No additional shares of stock are available for grant under this plan.


Federal Tax Consequences of Equity Incentive Plans

         The following general summary describes the typical U.S. federal income tax consequences of awards granted under our various equity incentive plans based upon provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as in effect on the date hereof, current regulations promulgated and proposed thereunder, and existing public and private administrative rulings of the Code, all of which are subject to change (possibly with retroactive effect). This is not intended to be a complete analysis and discussion of the federal income tax treatment of Awards, and does not discuss estate or gift taxes or the income tax laws of any municipality, state, or foreign country. We generally will be entitled to withhold any required taxes in connection with the exercise or payment of an award, and may require the participant to pay such taxes as a condition to exercise of an award.

         Stock Options. ISOs and non-qualified stock options ("NQSOs") are treated differently for federal income tax purposes. ISOs are intended to satisfy the requirements of Section 422 of the Code. NQSOs need not satisfy such requirements.

         A participant is not taxed on the grant or, except as described in the next sentence, the exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date, however, will be a preference item for purposes of the alternative minimum tax, and thus a participant could be subject to the alternative minimum tax as a result of the exercise of an ISO. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the participant's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the participant's basis in the shares (which generally equals the exercise price).

         If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, then: (i) if the proceeds received exceed the exercise price of the ISO, the participant will recognize capital gain equal to the excess, if any, of the proceeds received over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the shares on the date of exercise over the exercise price of the ISO; or (ii) if the proceeds received are less than the exercise price of the ISO, the participant will recognize a capital loss equal to the excess of the exercise price of the ISO over the proceeds received. Capital gains (or losses) recognized upon a disqualifying disposition will be taxable as long term capital gains (or losses) if the participant held the shares for more than one year after the exercise of the ISO, or otherwise as short-term capital gains (or losses).

         We are is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant's disposition of the shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, we will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

         The recipient of an NQSO will not realize any taxable income upon the grant of the option. Upon exercise of such option, the participant will realize ordinary income in an amount generally measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price. We will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant. Upon the sale of such shares, the participant will realize short-term or long-term capital gain or loss, depending upon the length of time the shares are held. Such gain or loss will be measured by the difference between the sale price of the shares and the fair market value on the date of exercise.

         Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disposition for purposes of applying the ISO holding periods discussed above.

         Stock Appreciation Rights. There will be no federal income tax consequences to either the participant or us on the grant of a stock appreciation right or while the right remains outstanding. Upon the exercise of such right, the participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares received by such participant as a result of such exercise. We will generally be entitled to a corresponding tax deduction.

         Restricted Stock. The federal income tax consequences of a grant of restricted stock depend upon whether or not a participant elects to be taxed at the time of the grant of such shares under Section 83(b) of the Code (an "83(b) election"). If no 83(b) election is made, the participant will not recognize taxable income at the time of the grant of the restricted stock. When the restrictions on the shares lapse, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the restricted stock at that time. If the 83(b) election is made, the participant will recognize taxable income at the time of the grant of the restricted stock in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof.

         The participant's tax basis in the restricted stock is the amount recognized by him or her as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

         We will be entitled to a tax deduction in the same amount as the income recognized by the participant as a result of the grant of restricted stock or lapse of restrictions in the taxable year in which the participant recognizes such income.

         Restricted Stock Units/ Other Stock Unit Awards. Participants will not have taxable income upon the grant of restricted stock units or other stock unit awards. Recognition of taxable income is postponed until the restrictions on the units lapse. At that time, the participant will recognize taxable income equal to the then fair market value of the shares or other property issuable in payment of such restricted stock units or other stock unit awards, and such amount will be the tax basis for such shares. We will be entitled to a tax deduction in the same amount as the income recognized by the participant as a result of the lapse of restrictions in the taxable year in which the participant recognizes such income.

         Deferred Awards. If a participants defers payment of any awards, the participant generally will be taxed at the time of actual payment on the amount of cash and the fair market value of any other property received. We generally will be entitled to a corresponding tax deduction at that time.

         Transfers of Awards. Transferring an award to a family member or another permitted transferee does not change the federal income tax consequences of the award. Rather, the participant is taxed at the same time he or she would have been taxed if he or she held the property directly (e.g., upon exercise of an NQSO). The family member's tax basis in any shares received will be increased by the amount the employee or his or her estate recognizes as income, and we will be entitled to a corresponding tax deduction.

         Other Tax Issues. Awards under our plans may qualify as "performance-based compensation" under Section 162(m) of the Code in order to preserve federal income tax deductions by us with respect to any compensation required to be taken into account under Section 162 of the Code that is in excess of $1,000,000 and paid to a Covered Employee (as defined in Section 162). Compensation for any year that is attributable to an award granted to a Covered Employee and that does not so qualify may not be deductible by us to the extent such compensation, when combined with other compensation paid to such employee for the year, exceeds $1,000,000.

         As noted above, the Committee or the Board of Directors, in its sole discretion, may accelerate the payment or vesting or release any restrictions on any awards in the event of a change in control (as defined in the relevant plan). If a participant's award vests as a result of certain changes in control and the participant is an officer, shareholder or highly-compensated employee, such acceleration could be subject to the "golden parachute" provisions of Sections 280G and 4999 of the Code. In that event, we could be denied all or part of our tax deduction and the participant could be subject to excise tax.

Compensation Committee Interlocks and Insider Participation

         During fiscal 2003, the Compensation Committee of the Board of Directors comprised the entire Board. On September 19, 2003 the Board of Directors appointed a Compensation Committee of independent directors consisting of Pete Fredericks, Chairman, Gary S. Gladstein and Thomas Scheiner. No interlocking relationships existed between our Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. There are no interlocking relationships between us and other entities that might affect the determination of the compensation of our directors and executive officers.

Board Compensation Committee Report on Executive Compensation

         The Compensation Committee of our Board of Directors believes that the compensation levels of our executive officers should consist of (i) base salaries that are commensurate with executives of other comparable e-commerce companies and (ii) cash bonus opportunities based on achievement of objectives set by the compensation committee with respect to the chief executive officer and the president, and by the chief executive officer and the president, in consultation with the Compensation Committee, with respect to our other executive officers. The Compensation Committee also believes that it is important to provide our executive officers with significant stock-based incentive compensation that increases in value in direct correlation with improvement in the performance of our common stock, thereby aligning management's interest with that of our stockholders.

         The Compensation Committee considered the following factors (ranked in order of importance) when determining compensation of our executive officers:
(i) our performance measured by attainment of specific strategic objectives, stock price performance and operating results; (ii) the individual performance of each executive officer, including the achievement by the executive (or the executive's functional group) of identified goals; and (iii) historical cash and equity compensation levels.

         The salaries of some of our executive officers were initially set by their respective employment agreements. As stated above, the compensation of executive officers is now based upon individual performance and comparative industry compensation levels. Typically, early in each year, a performance plan is established. Each plan sets forth overall goals to be achieved by us, as well as specific performance goals to be achieved by each of our executive officers according to his or her duties and responsibilities, for the relevant year. These overall compensation goals include: (i) the meeting of targets relating to the gross revenues from operations; (ii) the meeting of targets relating to new customers in each of our targeted markets and to additional sales to existing customers in each of those markets; (iii) the acquisition of technologies and businesses consistent with our business and product goals and the successful integration of the acquired businesses and technologies; (iv) the enhancement of strategic relationships; (v) the meeting of cash flow, expense and other budgetary targets; and (vi) the achievement of appreciation in our stock price.

         Bonus compensation for each executive, when awarded, was determined based on the executive's achievement of overall corporate goals and individual and functional area goals. Other executive officers received salary increases and bonuses based on their achievement of overall corporate goals and individual and functional area goals. On average, the compensation committee believes the cash compensation for our executive officers is comparable to industry salary and bonus levels.

         The full Board of Directors and, upon formation of the Compensation Committee, the Compensation Committee, administer and authorize all grants and awards made under the 1998 Stock Compensation Program, the 1998 Stock Option Plan for Senior Executives and the 1999 Stock Option Plan for Non-Executives. In some instances, awards have been authorized for new employees as incentives to join us. In determining whether and in what amount to grant stock options or other equity compensation to executive officers, the Board of Directors or the non-employee members of the Compensation Committee have considered the amount and date of vesting of then-currently outstanding incentive equity compensation granted previously to each executive officer. The Compensation Committee believes that continued grants of equity compensation to key executives are necessary to retain and motivate exceptionally talented executives who are necessary to achieve our long-term goals, especially at a time of significant growth and competition in our industry.

         During recent fiscal years, the Board of Directors or non-employee members of the Compensation Committee have approved grants of equity compensation to all the executive officers named in the Summary Compensation Table above and approved grants of equity compensation to certain of the other executive officers, consistent with the overarching policy of the Board and Compensation Committee of granting equity compensation to key executives and to our employees in general.

Respectfully submitted,

Peter Fredericks, Chairman
Thomas Schneiner
Gary S. Gladstein

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         John J. Poelman, our former Chief Executive Officer and a former director, was the sole owner of Electronic Commerce International, Inc. ("ECI") during the fiscal years ended June 30, 2002 and 2001 and during the three months ended September 30, 2002. During this period, we purchased a merchant account solutions product from ECI that provided on-line, real-time processing of credit card transactions and resold this product to our customers. We also formerly utilized the services of ECI to provide a leasing opportunity to customers who purchased our products at our Internet training workshops. Effective October 1, 2002, Mr. Poelman sold certain assets and liabilities of ECI, including ECI's corporate name and its relationship with us, to an unrelated third party. Total revenue generated by us from the sale of ECI's merchant account solutions product, while ECI's business was owned by Mr. Poelman, was $1,453,612, $5,106,494 and $6,403,478 for the years ended June 30, 2003, 2002 and 2001, respectively. The cost to us for these products and services totaled $223,716, $994,043 and $975,257 for the years ended June 30, 2003, 2002 and 2001, respectively. During the years ended June 30, 2003, 2002 and 2001, we processed leasing transactions for our customers through ECI in the amounts of $0, $1,090,520 and $3,386,231, respectively. As of June 30, 2003 and 2002, we had no receivable balance due from ECI for leases in process. In addition, we had $0 and $26,702 as of June 30, 2003 and 2002, respectively, recorded in accounts payable relating to the amounts owed to ECI for the purchase of the merchant account software while owned by Mr. Poelman.

         We utilize Electronic Marketing Services, LLC. ("EMS") to provide a live chat capability for our customers. Ryan Poelman, who owns EMS, is the son of John J. Poelman, our former Chief Executive Officer and a director. Our revenues generated from EMS' products and services were $6,330,343, 4,806,497 and $1,263,793 for the years ended June 30, 2003, 2002 and 2001, respectively. The cost to us for these products and services totaled $994,827, $479,984 and $78,435 during the years ended June 30, 2003, 2002 and 2001, respectively. In addition, we had $92,094 and $53,023 as of June 30, 2003 and 2002, respectively, recorded in accounts payable relating to the amounts owed to EMS for product and services.

         We send complimentary gift packages to our customers who register to attend our workshop training sessions. An additional gift is sent to workshop attendees who purchase products at the conclusion of the workshop. We utilize Simply Splendid, LLC ("Simply Splendid") to provide these gift packages to our customers. Aftyn Morrison, who owns Simply Splendid, is the daughter of John J. Poelman, who was formerly our Chief Executive Officer and a director. We paid Simply Splendid $421,265, 0, and $0 to provide these products during the years ended June 30, 2003, 2002 and 2001, respectively. In addition, we had $22,831 and $0 as of June 30, 2003 and 2002, respectively, recorded in accounts payable relating to the amounts owed to Simply Splendid for gift packages.


                                PERFORMANCE GRAPH

         The graph below shows the cumulative total stockholder return assuming the investment of $100.00 on the date specified in the graph (and, if paid, in the reinvestment of dividends thereafter) in each of our common stock, the S&P 500 Index, the Nasdaq Composite Index, the peer group for our common stock (the "New Peer Group") and the peer group reported in our proxy statement from last year (the "Old Peer Group"). We changed the peer group used in this comparative graph in order to delete companies no longer deemed to be appropriate for comparative purposes. The New Peer Group is composed of those companies with whom we compete and are as follows: ART Technology Group, Inc., Broadvision, Inc., Viant Corporation, Vignette Corporation, and Cybersource Corporation. Viant Corporation merged with divine, inc. in 2002 and has not been included in a calculation of the New Peer Group average for 2003. The Old Peer Group includes those companies set forth above as well as Corel Corporation, Interwoven, Inc., Cybersource Corporation, National Processing Inc., Sungard Data Systems Inc., and Total System Services, Inc.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

* $100 invested on 11/18/99 in stock or index - including reinvestment of dividends. Fiscal year ending June 30th.


                             AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors on May 24, 2000, a copy of which is set out in Appendix B to this proxy statement, the Audit Committee is responsible for reviewing and discussing the Company's audited financial statements with management, discussing information with the Company's auditors relating to the auditors' judgments about the quality of our accounting principles, recommending to the Board of Directors that the audited financials be included in the Company's Annual Report on Form 10-K and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors' services and activities. During fiscal year 2003 and until August 12, 2003, the Audit Committee consisted of our Board of Directors. On August 12, 2003 an Audit Committee consisting of Gary S. Gladstein (Chairman), Thomas Scheiner and Peter Fredericks was appointed. The Board of Directors has determined that each of these persons is independent. The Audit Committee is currently evaluating our Audit Committee Charter with a view to revising and restating it in light of recent corporate governance initiatives. In the event the Audit Committee adopts a new charter, this charter will be published on our website.

         The Company's management has the primary responsibility for the Company's financial statements as well as its financial reporting process, principles and internal controls. The Company's independent auditors are responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles. The Audit Committee is responsible for, among other things, reviewing the results of the audit engagement with our independent auditors; reviewing the adequacy, scope and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; and recommending the engagement of auditors to the full board of directors.

         In this context, the Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended June 30, 2003 with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee received the written Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditor's provisions of non-audit services to us is compatible with maintaining the auditor's independence.

         The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that our financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that our auditors meet the applicable standards for auditor independence.

         Based on the reports and discussions above, the Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2003.

Members of the Audit Committee of the Board of Directors

Gary S. Gladstein, Chairman
Peter Fredericks
Thomas Scheiner

          The above report of the Audit Committee will not be deemed to be incorporated by reference to any filing by us under the Securities
        Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the same by reference.


                             ADDITIONAL INFORMATION

Annual Report

         Our Annual Report on Form 10-K for the fiscal year ended June 30, 2003 is enclosed herewith. Additional copies of such report are available upon request.

Stockholder Proposals for Action at Our Next Annual Meeting

         Any stockholder who wishes to present any proposal for stockholder action at the next Annual Meeting of Stockholders to be held in 2004, must be received by our Secretary, at our offices, not later than June 30, 2004, in order to be included in our proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, Imergent, Inc., 754 East Technology Avenue, Orem, Utah 84097. If a stockholder proposal is introduced at the 2004 Annual Meeting of Stockholders without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before August 14, 2004, as required by SEC Rule 14(a)-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Stockholders, then proxies received by us for the 2004 Annual Meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

         Our bylaws require stockholders to give advance notice of any matter stockholders wish to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). The required notice must be received at our principal executive offices not less than 30 days nor more than 60 days prior to the annual meeting, unless less than 40 days' notice of the date of the annual meeting is given to stockholders, in which case the required stockholder notice must be given no later than ten days following the date notice is given of the annual meeting. The chairman of the meeting has the discretion to determine and declare any matter not complying with the foregoing notice provisions to be not properly brought before the meeting.

Other Matters

         As of the date of this statement, our Board of Directors does not intend to present and has not been informed that any other person intends to present a matter for action at the meeting other than as set forth herein and in the Notice of Meeting. If any other matter properly comes before the meeting, the holders of proxies will vote the shares represented by them in accordance with their best judgment.

         In addition to the solicitation of proxies by mail, certain of our officers and employees, without extra compensation, may solicit proxies personally or by telephone, telegraph, or cable. We will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting materials to the beneficial owners of our common stock held of record and will reimburse such persons for forwarding such material. We will pay the costs of this solicitation of proxies.

                                                    * * *

                                            By Order of the Directors

                                            /s/  Frank C. Heyman
                                                 Frank C. Heyman, Secretary

                                            Dated:   October 29, 2003

                                  Appendix "A"

                                 IMERGENT, INC.

                           2003 EQUITY INCENTIVE PLAN

1.       Purpose.

         Imergent, Inc. (the "Company") has adopted this 2003 Equity Incentive Plan (the "Plan") as of October 21, 2003, subject to the approval of the Plan by the Company's stockholders. The purposes of the Plan are to advance the interests of the Company, further the long-term growth of the Company by providing incentives to those directors, officers and other employees and consultants of the Company and its Affiliates (as defined below) who are or will be responsible for such interests and growth, thereby increasing the identity of their interest with those of the Company's stockholders; and to assist the Company in attracting and retaining directors, officers, employees and consultants with experience and ability.

2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

         "Affiliate" shall mean (1) any entity that, directly or indirectly, is controlled by the Company and (2) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

         "Award" shall mean any Option or Other Stock-Based Award granted under the Plan.

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean, except as otherwise provided in an Award, the happening of any of the following:

               (i) the acquisition, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) of 50% or more of either
                    (A) the then outstanding shares of Common Stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; or

               (ii) approval  by the  shareholders  of the Company of a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean the Compensation Committee of the Board or any successor committee or the entire Board if there shall be no such committee.

         "Common Stock" shall mean the common stock of the Company, par value $.001 per share.

         "Company" shall mean Imergent, Inc., a Delaware corporation, including any successor thereto.

         "Effective Date" shall mean October 21, 2003.

         "Employee" shall mean any employee of the Company or an Affiliate (whether or not incorporated) of the Company.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of a share of Common Stock as of a particular date shall mean (i) the closing sales price per share of Common Stock on such date on the national securities exchange on which the Common Stock is principally traded or, if there were no sales of such Common Stock on such exchange on such date, on the last preceding date on which there was a sale of such Common Stock on such exchange, (ii) if the shares of Common Stock are not then listed on a national securities exchange, but are traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded on an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

         "Incentive Stock Option" shall mean an Option intended to qualify as an "incentive stock option" under Section 422 of the Code.

         "Nonqualified Stock Option" shall mean an Option not intended to be an Incentive Stock Option.

         "Option" shall mean an Incentive Stock Option or a Nonqualified Stock
          Option.

         "Other  Stock-Based  Award" shall have the meaning set forth in Section
         7.

         "Participant" shall mean an individual who has been granted an Award under the Plan.

         "Performance   Goal"   shall   mean  one  or  more  of  the   following
         pre-established criteria, determined in accordance with generally accepted accounting principles, where applicable: (1) net earnings; (2) earnings per share; (3) net sales growth; (4) net income (before taxes); (5) net operating profit; (6) return measures (including, but not limited to, return on assets, capital, equity or sales); (7) cash flow (including, but not limited to, operating cash flow and free cash flow); (8) earnings before or after taxes, interest, depreciation, and/or amortization; (9) productivity ratios; (10) share price (including, but not limited to, growth measures and total stockholder return); (11) expense targets; (12) operating efficiency; (13) customer satisfaction; (14) working capital targets; (15) any combination of, or a specified increase in, any of the foregoing; or (16) the formation of joint ventures, or the completion of other corporate transactions. Without limiting the generality of the foregoing, the Committee shall have the authority to make equitable adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

         "Plan" shall mean the Imergent 2003 Equity Incentive Plan.

         "Subsidiary" shall mean any company of which the Company owns, directly or indirectly, fifty percent (50%) or more of the stock.

3.       Administration.

         The Plan shall be administered and interpreted by the Committee, as designated by the Board, of not less than two members of the Board as appointed from time to time by the Board. Unless otherwise determined by the Board, the Committee shall consist solely of members who are "nonemployee directors" within the meaning of Rule 16b-3, as from time to time amended, promulgated under Section 16 of the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code and shall be constituted to satisfy any applicable corporate governance or national securities exchange requirements or regulations, the rules and regulations of any governing governmental agencies and any other applicable law. The Committee may delegate its authority to make grants under the Plan, subject to conditions determined by the Committee, to such person(s) as the Committee shall determine, provided that in no event shall the Committee delegate the authority to make or approve Awards to Employees who are officers of the Company.

         Subject to the express provisions of the Plan, the Committee shall have the authority to (1) designate Participants; (2) determine the type or types of Awards to be granted to a Participant; (3) determine the number of shares of Common Stock to be covered by Awards; (4) determine the terms and conditions of any Award, including but not limited to whether the vesting or payment of all or any portion of any Award may be made subject to one or more Performance Goals; (5) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (6) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (7) establish, amend, suspend, or waive such guidelines, rules and regulations and appoint such agents as it shall deem appropriate for the  proper  administration  of  the  Plan;  and  (8)  make  any  other determination  and take any  other  action  that  the  Committee  deems necessary or desirable for the administration of the Plan. Notwithstanding the foregoing, neither the Committee nor its delegate shall have the authority to price (or cancel and regrant) any Option or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company's stockholders. The terms of Awards need not be consistent with one another. The granting of Awards by the Committee shall be entirely discretionary and nothing in this Plan shall be deemed to give any Employee any right to receive awards. The Committee's determinations with respect to the Plan and any Award shall be binding and conclusive on all parties.

         The Committee is also specifically authorized, in the event of a public solicitation, by any person, firm or corporation other than the Company, of tenders of 50% or more of the then outstanding Common Stock (known conventionally as a "tender offer"), to accelerate exercisability of and lift any restrictions with respect to some or all Awards held by Participants so that such Award will immediately become exercisable, vested, and transferable in full; provided that such accelerated exercisability and lifting of restrictions shall continue in effect only until expiration, termination or withdrawal of such tender offer, whereupon such Awards will be (and continue thereafter to be) exercisable, vested, and transferable only to the extent that they would have been if no such acceleration of exercisability and lifting of restrictions had been authorized.

4.       Eligibility.

         Any Employee, consultant to the Company or member of the Board who is determined by the Committee to be making or to be expected to make a contribution to the success of the Company shall be eligible to receive Awards under the Plan.

5.       Stock.

         Authorized Shares. A maximum of 1,000,000 shares of Common Stock shall be reserved for issuance in accordance with the terms of the Plan. Such reserved shares may be authorized but unissued shares or any issued shares which have been acquired by the Company and are held in its treasury, as the Board may from time to time determine.

         Individual Limits. No Employee may be granted Awards covering more than 300,000 shares of Common Stock during any fiscal year of the Company.

         Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and kind of shares reserved for Awards, the individual limit set forth above, the number and kind of shares subject to outstanding Awards and the exercise, base or purchase price, as appropriate, of such shares, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

         Reuse of Shares. Unless the Committee determines otherwise, if an Award granted under the Plan is forfeited, expires, lapses or for any other reason ceases to be vested or exercisable in whole or in part, the shares which were subject to any such Award, but as to which the Award ceases to be vested or exercisable, shall again be available for the purposes of this Plan.

6.       Options. The Committee may grant Options as follows:

         General. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which Options shall be granted, the number of shares of Common Stock to be subject to such Options and all other conditions of such Awards, including whether the vesting of such Options may be based on the attainment of one or more Performance Goals. Notwithstanding the generality of the foregoing, unless otherwise determined by the Committee, the exercise price per share for each Option granted shall not be less than the Fair Market Value of the shares on the date the Option is granted. No shares subject to an Option shall be issued or transferred to a Participant until such Option is exercised in accordance with its terms and such shares have been purchased, and a Participant shall have none of the rights of a stockholder with respect to such shares until the certificates therefor are registered in the name of such Participant upon exercise of the Option. Options shall be exercised by a Participant in accordance with the methods approved by the Committee.

         Nonqualified or Incentive Stock Options. With respect to any grant of an Option, the Option agreement entered into by the Participant shall identify the grant as an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may be granted only to persons who are employed by the Company or one of its Subsidiaries. Incentive Stock Options shall be subject to such additional terms and conditions as are necessary to preserve their status as Incentive Stock Options. To the extent that an Option intended to be an Incentive Stock Option does not comply with the applicable rules of the Code, it shall be treated as a Nonqualified Stock Option.

7.       Other Stock-Based Awards.

         The Committee may, in its discretion, grant other forms of Awards ("Other Stock-Based Awards") valued in whole or in part by reference to, or otherwise based on, Common Stock, either alone or in addition to other Awards under the Plan. Other Stock-Based Awards may include, but are not limited to, restricted shares of Common Stock, Stock Appreciation Rights, unit awards having a value based on the value of Common Stock and any other securities that are payable in, valued in whole or in part by reference to, or otherwise based on Common Stock. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be granted, the number of shares of Common Stock to be subject to such Awards and all other conditions of such Awards, including whether the vesting and/or payment of such Awards may be based on the attainment of one or more Performance Goals. If the Committee shall designate any Award granted under this Section 7 as an Award intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, such Award shall be designed and administered by the Committee so to qualify, including, but not limited, to conditioning the vesting and/or payment of such Award upon the achievement of one or more Performance Goals and certifying in writing that such conditions have been satisfied prior to the payment of, or vesting with respect to, such Award.

8.       Termination of Employment or Service.

         The terms and conditions applicable to Awards with respect to the termination for any reason of a Participant's employment or service with the Company and its Affiliates shall be determined by the Committee in its discretion and shall be set forth in the agreement evidencing such Award.

9.       Transferability of Awards.

         Except to the extent  permitted  by the  Committee,  no Award  shall be
         transferable   other  than  by  will  or  the  laws  of   descent   and
         distribution, and each Option shall be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

10.      Laws and Regulations.

         No shares of Common Stock shall be issued under this Plan unless and until all legal requirements applicable to the issuance of such shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any issuance of shares to any Employee hereunder on such Employee's undertaking in writing to comply with such restrictions on the subsequent disposition of such shares as the Committee shall deem necessary or advisable as a result of any applicable law or regulation.

11.      Withholding.

         The Company or an Affiliate, if applicable, shall have the right to deduct from all Awards hereunder paid in cash any federal, state or local taxes required by law to be withheld with respect to such cash awards. Unless otherwise specified by the Committee in the Award agreement, in the case of Common Stock issued upon the vesting or exercise of an Award payable in shares or in the case of any other applicable tax withholding requirement, the Participant shall be required to pay to the Company or its Affiliate the amount of any such taxes which the Company or its Affiliate is required to withhold with respect to such stock. The Committee may provide, in the Award agreement or otherwise, that in the event that a Participant is required to pay to the Company any amount to be withheld in connection with the vesting or exercise of an Award that is payable in shares of Common Stock, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares to be received upon the vesting or exercise of the Award equal in value to the minimum amount required to be withheld. The value of the shares to be withheld shall be their Fair Market Value on the date that the amount of tax to be withheld is determined. Any election by a Participant to have shares withheld under this Section 11 shall be subject to such terms and conditions as the Committee may specify.

12.      Amendment or Termination of the Plan.

         The Board may at any time, and from time to time, terminate, modify, amend or interpret the Plan in any respect; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with
         Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders.

         The termination or any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect such
         Participant's rights under an Award previously granted to such Participant.

13.      Miscellaneous.

         Date of Grant. The date on which the Committee approves the granting of any Award, or approves the modification of any Award, shall for purposes of the Plan be deemed the date on which such Award is granted or modified, regardless of the date on which the Agreement evidencing the same is executed.

         Governing Law; Interpretation. The Plan and Award agreements issued under the Plan shall be construed, administered, and governed in all respects under the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. The provisions of this Plan shall be interpreted so as to comply with the conditions and requirements of Rule 16b-3 under the Exchange Act, and, if the Award is an Incentive Stock Option, with Section 422 of the Code, unless the Committee determines otherwise.

         Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provisions shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provisions shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

         No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any of its Affiliates. Further, the Company or any of its Affiliates may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement.

14.      Change in Control.

         Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges or unless otherwise provided in an Award agreement and except to the extent Awards are assumed by the acquiring or successor corporation (or parent corporation) in connection with such change in control:

               (a) Any and all Options granted hereunder shall become immediately vested and exercisable, and shall remain vested and exercisable throughout their entire term; and any Option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable in the consummation of such Change in Control, had the Option been exercised immediately prior to such Change in Control;

               (b) Any restriction periods and restrictions imposed on Other Stock-Based Awards that are not performance-based shall lapse;

               (c) The target payout opportunities attainable under all outstanding Awards that are performance-based shall be deemed to have been fully earned for the entire applicable performance period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control a pro rata number of shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the applicable performance period that has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to participants in cash within thirty (30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the applicable performance period that has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted Performance Goals.

15.      Effectiveness of Plan; Term of the Plan.

         The  effectiveness  of the  Plan is  subject  to the  Company's  having obtained stockholder approval of the Plan within 12 months of the Effective Date. No Award shall be granted pursuant to this Plan later than the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date in accordance with their terms.

                                  Appendix "B"

                                 IMERGENT, INC.

                                     Charter
                          of the Audit Review Committee
                            of the Board of Directors


I.  Audit Review Committee Purpose


         The Audit Review Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Imergent, Inc., a Delaware corporation (the "Company"), to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     o Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board.

     o Review such other matters as may be specifically delegated to the Committee by the Board.

         The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has full access to the books, records, facilities and personnel of the Company, as well as the Company's independent auditors. The Committee has the authority to retain, at the Company's expense, special legal counsel, or accounting or other experts it deems necessary in the performance of its duties.

         While the Committee has the powers and responsibilities set forth in this Charter and the Company's Certificate of Incorporation, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditor. Likewise, it is not the responsibility of the Committee to resolve disputes, if any, between management and the outside auditor or to assure compliance with laws or the Company's corporate compliance program or Code of Business Conduct.

II.  Committee Composition and Meetings

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. In determining independence, the Board will observe the requirements of Rule 4200(a)(14) and Rule 4350 of the NASD Manual.

         Each member of the Committee shall have a basic understanding of finance and accounting and shall be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise. Such experience may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with other members of the Committee, be responsible for calling meetings of the Committee establishing agenda therefore and supervising the conduct thereof.

         The Committee shall meet at least four times annually, or more frequently as the Committee may deem necessary or circumstances dictate to comply with its responsibilities set forth herein. The Committee may request any officer or employee of the Company or the Company's outside legal counsel or outside auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet privately in executive session at least annually with management, the director of the internal auditing department and the independent auditors, and as a committee to address any matters that the Committee or any of these groups believes should be addressed. In addition, the Committee, or at least its Chairperson, should communicate with management and the independent auditors on a quarterly basis to review the Company's financial statements and significant findings based upon the auditors' review procedures.


III.  Committee Responsibilities and Duties

     The Committee will:

         Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with Securities and Exchange Commission ("SEC") regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Such review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. In consultation with the Company's management, independent auditors and internal auditors, if any, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such risks. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to the Company filing its Quarterly Report on Form 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61 ("SAS No. 61"). The Chairperson of the Committee may represent the entire Committee for purposes of this review.


              Independent Auditors

     5. Review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. The Company's independent auditors are ultimately accountable to the Committee and the Board.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence and obtain a written statement from the auditors as required by the Independence Standards Board.

     8. Review the independent auditors' audit plan, including discussing scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     9. Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.


              Internal Audit Department and Legal Compliance

     11. Review the budget, plan, changes in plan, activities, organizational structure and qualifications of any internal audit department, as needed.

     12. Review the appointment, performance and replacement of any senior internal audit executive(s).

     13. Review significant reports prepared by any internal audit department together with management's response and follow-up to these reports.

     14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.


              Other Committee Responsibilities

     15. Annually prepare a report to stockholders to be included in the Company's annual proxy statement, as required by the SEC.

     16. Perform any other activities consistent with this Charter, the Company's bylaws and applicable law, as the Committee or the Board deems necessary or appropriate.

     17. Maintain minutes of Committee meetings and periodically report to the Board on significant results of the foregoing activities.

IV.      Outside Auditor

         The outside auditor for the Company is ultimately accountable to the Board and the Committee. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. Alternatively, the Committee and the Board may nominate the outside auditor to be proposed for stockholder approval in any proxy statement.

                               FRONT OF PROXY CARD

                                 IMERGENT, INC.
   Proxy for the Annual Meeting of Stockholders to be held on December 3, 2003
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 IMERGENT, INC.

p        The undersigned stockholder of IMERGENT, INC. hereby appoints Donald L.
         Danks and Frank C. Heyman, and each of them, proxies with full power of
R substitution to act for and on behalf of the undersigned and to vote all stock standing in the name of the undersigned as of the close of
O business on October 27, 2003, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders
X       ("Meeting")  to be  held  Wednesday,  December  3,  2003,  at 754  East
         Technology Avenue,  Orem, Utah,  commencing at 12:00 p.m. (local time),
Y and at any and all adjournments thereof, upon all matters properly coming before the Meeting.

     COMMENTS:                                      CHANGE OF ADDRESS:

     ________________________________________       ____________________________
     ________________________________________       ____________________________
     ________________________________________       ____________________________
              (If you have written in the above space, please mark
            the corresponding box on the reverse side of this card)
--------------------------------------------------------------------------------

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with our Board of Directors' recommendations. The proxies named above cannot vote your shares unless you sign and return this card.
                                                     ------------------------
                                                         SEE REVERSE SIDE
                                                     ------------------------

                               BACK OF PROXY CARD
                        Preliminary Copies---Confidential

  |X|      Please mark your votes as in this
           example.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote "For"Item 1:        FOR       WITHHELD
                                                             |_|          |_|
1.ELECTION OF THE FOLLOWING PERSONS TO SERVE AS DIRECTORS OF THE COMPANY, TO
  SERVE FOR TWO YEARS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED:

(1)  Gary Gladstein  -   Class II - 2005  (2) Peter Fredericks - Class II - 2005
           (3)   Brandon Lewis -    Class II - 2005

(To withhold authority to vote FOR any individual nominee, strike a line through the nominee's namein the list above, in which case your shares will be voted for all remaining nominees.)



------------------------------------------------------------------------------------------- --------- ------------ -----------

The Board of Directors recommends a vote "For" Item 2:                                        FOR       AGAINST     ABSTAIN
2.  RATIFICATION OF THE AMENDMENT TO THE 1998 STOCK OPTION PLAN FOR SENIOR EXECUTIVES         |_|         |_|         |_|
------------------------------------------------------------------------------------------- --------- ------------ -----------
The Board of Directors recommends a vote "For" Item 3:                                        FOR       AGAINST     ABSTAIN
3.  RATIFICATION OF THE AMENDMENT TO THE 1999 STOCK OPTION PLAN FOR NON-EXECUTIVES            |_|         |_|         |_|
------------------------------------------------------------------------------------------- --------- ------------ -----------
The Board of Directors recommends a vote "For" Item 4:                                        FOR       AGAINST     ABSTAIN
4.  APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN                                                |_|         |_|         |_|
------------------------------------------------------------------------------------------- --------- ------------ -----------
The Board of Directors recommends a vote "For" Item 5:                                        FOR       AGAINST     ABSTAIN
5. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR  AUDITORS FOR THE FISCAL      |_|         |_|         |_|
    YEAR ENDED JUNE 30, 2003
------------------------------------------------------------------------------------------- --------- ------------ -----------

This proxy, when properly executed, will be voted in the manner directed herein. If no designation (i.e. "For," "Withheld," "Against" or "Abstain") is made, the proxies named on the reverse side hereof intend to vote the shares to which this proxy relates "For" Items 1, 2, 3, 4 and 5. The proxies will vote in their discretion on any other matters properly coming before the Meeting. The signer hereby revokes all proxies heretofore given by the signer to vote at the Meeting or any adjournment thereof.

SIGNATURE
        (S)______________________________________________Date___________________
  Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or guardian, please give full title as such.